NUVEEN ALL-AMERICAN MUNICIPAL BOND FUND

NUVEEN HIGH YIELD MUNICIPAL BOND FUND

SUPPLEMENT DATED APRIL 30, 2019

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED JULY 31, 2018

1.	The first paragraph under “Management – Sales Loads” is deleted in its entirety and replaced with the following:

Trustees of the Registrants and certain other Fund affiliates may purchase Class R6 or Class I shares of Nuveen All-American Municipal Bond Fund and Nuveen High Yield Municipal Bond Fund, and Class I shares of the other Funds. See the Funds’ Prospectus for details.

2.	The following is added as the third paragraph under “Purchase and Redemption of Fund Shares – Class R6 Shares”:

Class R6 shares are also available for purchase, with no minimum initial investment, by the following categories of investors:

•	current and former trustees/directors of any Nuveen Fund, and their immediate family members;
•	officers of Nuveen, LLC and its affiliates, and their immediate family members; and
•

full-time and retired employees of Nuveen, LLC and its affiliates, and their immediate family members, including any corporation, partnership, sole proprietorship or other business organization that is wholly owned by one or more of such persons.

PLEASE KEEP THIS WITH YOUR

FUND’S STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE

MGN-NATSAI-0419P